UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            SCHEDULE 14C INFORMATION

         Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[  ]     Preliminary Information Statement

[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14c-5(d)(2))

[X]      Definitive Information Statement


                          GROEN BROTHERS AVIATION, INC.
                (Name of Registrant As Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

         [X] No fee required

         [  ]     Fee computed on table below per Exchange Act Rules 14c-5(g)
                  and 0-11

                  (1) Title of each class of securities to which transaction applies:

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                  (2) Aggregate number of securities to which transaction
                  applies:

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                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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                  (4) Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

                  (5) Total fee paid:

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         [  ]     Fee paid previously with preliminary materials.

         [  ]     Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  --------------------------------------------------------------

                  (1) Amount Previously Paid:

                  --------------------------------------------------------------

                  (2) Form, Schedule or Registration Statement No.:

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                  (3)  Filing Party:

                  --------------------------------------------------------------

                  (4)  Date Filed:

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
                          GROEN BROTHERS AVIATION, INC.
                      2640 WEST CALIFORNIA AVENUE, SUITE A
                            SALT LAKE CITY, UT 84104

                              INFORMATION STATEMENT
                             PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOUR ARE NOT REQUESTED TO SEND US A PROXY


                                                            Salt Lake City, Utah
                                                               December 10, 2004

         This information statement is being mailed on or about December 10, 2004 to holders of record at the close of business on October 8, 2004 (the "Record Date") of the shares of common stock, no par value ("Common Stock"), of Groen Brothers Aviation, Inc., a Utah corporation, (the "Company") in connection with certain actions to be taken by the joint written consent dated October 8, 2004 of the Board of Directors of the Company and the combined majority of holders of Common Stock and holders of Series A Preferred Stock of the Company ("Series A Preferred Stock") entitled to vote together on such matters as one class (the "Majority Stockholders"). The actions to be taken pursuant to the joint written consent shall be taken on or about December 30, 2004, 20 days after the mailing of this information statement.


              THIS IS NOT A NOTICE OF AN ANNUAL MEETING OR SPECIAL
               MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING
                WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE
                                DESCRIBED HEREIN.



                                              By Order of the Board of Directors

                                                                 /s/ David Groen
                                                                 ---------------
                                           President and Chief Executive Officer

                    NOTICE OF ACTION TO BE TAKEN PURSUANT TO
               THE JOINT WRITTEN CONSENT OF THE BOARD OF DIRECTORS
                            AND MAJORITY STOCKHOLDERS
                IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS


To Our Stockholders:

         NOTICE IS HEREBY GIVEN that the following actions will be taken pursuant to the joint written consent of the Board of Directors and Majority Stockholders dated October 8, 2004, in lieu of a special meeting of the stockholders. Such actions will be taken on or about December 30, 2004:

         (1) The Company will amend Article III of its Third Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from two hundred million (200,000,000) shares to five hundred million (500,000,000) shares.

         (2) The Company will amend Article 1.4(a) of its 2000 Stock Option Plan (the "Plan") to increase the number of shares of Common Stock available for issuance under the Plan from thirty million (30,000,000) shares to sixty million (60,000,000) shares.

         The Joint Written Consent of the Board of Directors and Majority Stockholders of Groen Brothers Aviation, Inc., dated October 8, 2004, is attached to this Information Statement as Exhibit A.


                      OUTSTANDING SHARES AND VOTING RIGHTS

         As of the Record Date, the Company's authorized capital stock consisted of 200,000,000 shares of Common Stock, no par value, and 200,000,000 shares of preferred stock, no par value. There are four series of preferred stock with 50,000,000 shares authorized within each series. The rights, terms and preferences of preferred stock are set by the Board of Directors of the Company. As of the Record Date, the Board of Directors had only set rights, terms and preferences of Series A and Series B preferred stock.

         As of the Record Date, there were 118,123,368 shares of Common Stock outstanding. Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock have voted in favor of the foregoing proposals by resolution dated October 8, 2004, and having sufficient voting power to approve such proposals through ownership of capital stock, no other stockholder consent will be solicited in connection with this Information Statement.

         Each share of the Series A Preferred Stock may cast one hundred (100) votes on all matters submitted for a vote to the holders of Common Stock, voting together with the holders of Common Stock as a single class. These voting rights expire seven years from the date of issue of the Series A Preferred Stock. As of October 8, 2004, there were 1,400,000 shares of Series A Preferred Stock outstanding, representing 140,000,000 votes on all matters submitted to a vote of the holders of Common Stock.

         As of the Record Date, there were 30,315 shares of Series B Preferred Stock outstanding. The holders of the Series B Preferred Stock have no voting rights.

         Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on December 30, 2004.

         The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following tabulation shows, as of October 8, 2004, the number of shares of Common Stock owned beneficially by: (a) all persons known to be the holders of more than five percent (5%) of voting securities, (b) Directors, (c) Executive Officers and (d) all other Officers and Directors as a group:

                                                       Amount and Nature of
                                                     Beneficial Ownership (1)
                                            ------------------------------------
Name and Address of Beneficial Owner                  Shares            Percent

David Groen
2640 W. California Ave., Suite A
Salt Lake City, Utah 84104                        17,189,218 (2)          12.2%

Jay Groen
2640 W. California Ave., Suite A
Salt Lake City, Utah 84104                        10,501,341 (3)           7.5%

Dennis P. Gauger
2640 W. California Ave., Suite A
Salt Lake City, Utah 84104                           550,000 (4)           0.4%

James P. Mayfield
2640 W. California Ave., Suite A
Salt Lake City, Utah 84104                         6,704,094 (5)           4.8%

Robert H. H. Wilson
2640 W. California Ave., Suite A
Salt Lake City, Utah 84104                         3,016,667 (6)           2.1%
                                            -----------------       ------------

All Officers and Directors
as a group (5 persons)                            37,961,320              27.0%
                                            =================       ============

(1) Unless otherwise indicated, each person identified in the table has sole voting and investment power with respect to the common stock beneficially owned by such person. The total number of outstanding shares included in the computation of percentages is 118,123,368 plus 22,250,001 options which are exercisable by executives and directors within 60 days.
(2) Includes 8,452,884 shares owned by David Groen, 2,103,000 shares beneficially owned held by family trusts and 6,633,334 options exercisable by David Groen.
(3) Includes 4,620,516 shares owned by Jay Groen, 14,158 shares beneficially owned held by family trusts and 5,866,667 options exercisable by Jay Groen.
(4) Includes 50,000 shares owned by Dennis Gauger received as compensation in fiscal year 2004 and 500,000 options exercisable by Dennis Gauger.
(5) Includes 70,760 shares owned by James Mayfield and 6,633,334 options exercisable by James Mayfield. (6) Includes 300,000 shares owned by Robin Wilson, 100,000 shares beneficially owned held by family trusts and 2,616,667 options exercisable by Robin Wilson.

         In addition to the above, David Groen, President and Chief Executive Officer, owns 900,000 shares of the Company's Series A Preferred Stock, and Jay Groen, Chairman of the Board of Directors, owns 500,000 shares of the Company's Series A Preferred Stock, combined representing 100% of the outstanding shares of that series of preferred stock. Each share of the Series A Convertible Preferred Stock entitles the holder to cast one hundred (100) votes, or a total of 90,000,000 and 50,000,000 votes, respectively, on all matters submitted to the stockholders for a vote, voting together with the holders of the common stock of the Company as a single class.

                                CHANGE IN CONTROL

         To the knowledge of management, there are no present arrangements or pledges of securities of the Company which may result in a change of control of the Company.


                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION

         On October 8, 2004, the Board of Directors and Majority Stockholders approved an amendment to Article III(1) of its Articles of Incorporation to increase the number of authorized shares of Common Stock from two hundred million (200,000,000) shares to five hundred million (500,000,000) shares. The Board of Directors of the Company believes that the increase in authorized common shares would provide greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing, the issuance of common stock purchase warrants in connection with equity and debt financing, stock-based compensation plans and stock-based acquisitions.

         Article III(1) of the Third Restated Articles of Incorporation of the Company currently reads as follows:

                         "ARTICLE III -- CAPITALIZATION
                         ------------------------------

         1. Four Hundred Million (400,000,000) shares, having no par value, of which Two Hundred Million (200,000,000) is designated "Common Stock" and Two Hundred Million (200,000,000) is designated "Preferred Stock". Of the authorized shares of Preferred Stock, 50,000,000 shares have been designated as Series A Preferred Stock and 50,000,000 shares have been designated as Series B Preferred Stock. The Common Stock shall have unlimited voting rights, with each share of Common Stock entitled to one vote. The Corporation's Board of Directors shall have the authority, without shareholder approval, to set the rights, preferences, and privileges relating to the Preferred Stock of the Corporation and take all further actions with respect thereto as may be allowed by Section 602 of the Revised Act."

         Upon filing the amendment to increase the Company's authorized shares of Common Stock from 200,000,000 to 500,000,000, the Articles of Incorporation of the Company will read as follows:

                         "ARTICLE III -- CAPITALIZATION
                         ------------------------------

         1. Seven Hundred Million (700,000,000) shares, having no par value, of which Five Hundred Million (500,000,000) is designated "Common Stock" and Two Hundred Million (200,000,000) is designated "Preferred Stock". Of the authorized shares of Preferred Stock, 50,000,000 shares have been designated as Series A Preferred Stock and 50,000,000 shares have been designated as Series B Preferred Stock. The Common Stock shall have unlimited voting rights, with each share of Common Stock entitled to one vote. The Corporation's Board of Directors shall have the authority, without shareholder approval, to set the rights, preferences, and privileges relating to the Preferred Stock of the Corporation and take all further actions with respect thereto as may be allowed by Section 602 of the Revised Act."

         The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in total outstanding shares of authorized Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

         As of the Record Date, a total of 118,123,368 shares of the Company's currently authorized 200,000,000 shares of Common Stock are issued and outstanding. In addition, as of the Record Date, 49,985,504 Common Shares are issuable upon the exercise of outstanding stock options and warrants and a total of 18,344,901 Common Shares are issuable upon the conversion of certain debt of the Company. The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes such as raising capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.


                     AMENDMENT TO THE 2000 STOCK OPTION PLAN

         On October 8, 2004, the Board of Directors and Majority Stockholders approved an amendment to Article 1.4(a) of the Groen Brothers Aviation, Inc. 2000 Stock Option Plan (the "Plan") to increase the number of shares of Common Stock available for issuance under the Plan from thirty million (30,000,000) shares to sixty million (60,000,000) shares. The Board of Directors of the Company believes that the increase in the number of common shares available for issuance under the Plan is necessary to continue to offer stock-based compensation programs that will allow the Company to retain current key employees and to attract new employees critical to the growth and success of the Company.

         As of the Record Date, options for 28,100,000 shares were granted under the Plan.

         Article 1.4(a) of the Plan currently reads:

         "The stock issuable under the Plan shall be shares of authorized but unissued Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed Thirty Million (30,000,000), which number of shares may be changed from time to time in accordance with Article 3.4 below."

         Upon implementing the amendment to increase the number of shares of Common Stock available for issuance under the plan from thirty million (30,000,000) shares to sixty million (60,000,000) shares, Article 1.4(a) of the Plan will read as follows:

         "The stock issuable under the Plan shall be shares of authorized but unissued Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed Sixty Million (60,000,000), which number of shares may be changed from time to time in accordance with Article 3.4 below."

                 INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
                            MATTERS TO BE ACTED UPON

         No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holding or otherwise, in the proposals to amend the Articles of Incorporation and the 2000 Stock Option Plan, which is not shared by all other holders of the Company's common stock and other voting securities.

         All members of the Board of Directors of the Company approved the proposals discussed above in a meeting of the Board of Directors held October 8, 2004.

         No security holder entitled to vote at a shareholder's meeting or by written consent has submitted to the Company a proposal.


                                  OTHER MATTERS

         The Company's Annual Report on Form 10-KSB was filed with the Securities and Exchange Commission on October 13, 2004. The Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004 was filed with the Securities and Exchange Commission on November 15, 2004. The Company will furnish a copy of these reports, including any exhibit filed thereto, upon request of a stockholder to Dennis P. Gauger, Chief Financial Officer, Groen Brothers Aviation, Inc., 2640 W. California Ave., Suite A, Salt Lake City, Utah 84104; (801) 973-0177.




                                              By Order of the Board of Directors

                                                                 /s/ David Groen
                                                                 ---------------
                                           President and Chief Executive Officer

                                                        Dated: December 10, 2004

                                                                       EXHIBIT A

                              JOINT WRITTEN CONSENT
                            OF THE BOARD OF DIRECTORS
                            AND MAJORITY STOCKHOLDERS
                        OF GROEN BROTHERS AVIATION, INC.


         The undersigned, being all of the members of the Board of Directors and the holders of at least a majority of the outstanding voting capital stock of Groen Brothers Aviation, Inc., a Utah corporation (the "Company"), acting pursuant to the authority granted by the Utah Revised Business Corporation Act and the By-Laws of the Company, do hereby adopt the following resolutions by written consent as of October 8, 2004:

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION

         WHEREAS, is its proposed that the Company amend Article III(1) of its Third Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from two hundred million (200,000,000) shares to five hundred million (500,000,000) shares.

         Article III(1) of the Third Restated Articles of Incorporation of the Company currently reads as follows:

                         "ARTICLE III -- CAPITALIZATION
                         ------------------------------

         1. Four Hundred Million (400,000,000) shares, having no par value, of which Two Hundred Million (200,000,000) is designated "Common Stock" and Two Hundred Million (200,000,000) is designated "Preferred Stock". Of the authorized shares of Preferred Stock, 50,000,000 shares have been designated as Series A Preferred Stock and 50,000,000 shares have been designated as Series B Preferred Stock. The Common Stock shall have unlimited voting rights, with each share of Common Stock entitled to one vote. The Corporation's Board of Directors shall have the authority, without shareholder approval, to set the rights, preferences, and privileges relating to the Preferred Stock of the Corporation and take all further actions with respect thereto as may be allowed by Section 602 of the Revised Act."

         NOW, THEREFORE, BE IT RESOLVED, that Article III(1) of the Third Restated Articles of Incorporation of the Company is hereby amended in its entirety by replacing it with the following:

                         "ARTICLE III -- CAPITALIZATION
                         ------------------------------

         1. Seven Hundred Million (700,000,000) shares, having no par value, of which Five Hundred Million (500,000,000) is designated "Common Stock" and Two Hundred Million (200,000,000) is designated "Preferred Stock". Of the authorized shares of Preferred Stock, 50,000,000 shares have been designated as Series A Preferred Stock and 50,000,000 shares have been designated as Series B Preferred Stock. The Common Stock shall have unlimited voting rights, with each share of Common Stock entitled to one vote. The Corporation's Board of Directors shall have the authority, without shareholder approval, to set the rights, preferences, and privileges relating to the Preferred Stock of the Corporation and take all further actions with respect thereto as may be allowed by Section 602 of the Revised Act."

                     AMENDMENT TO THE 2000 STOCK OPTION PLAN

         WHEREAS, it is proposed that the Company amend Article 1.4(a) of the Groen Brothers Aviation, Inc. 2000 Stock Option Plan (the "Plan") to increase the number of shares of Common Stock available for issuance under the Plan from thirty million (30,000,000) shares to sixty million (60,000,000) shares.

         Article 1.4(a) of the Plan currently reads:

         "The stock issuable under the Plan shall be shares of authorized but unissued Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed Thirty Million (30,000,000), which number of shares may be changed from time to time in accordance with Article 3.4 below."

         NOW, THEREFORE, BE IT RESOLVED, that Article 1.4(a) of the Plan is hereby amended in its entirety by replacing it with the following:

         "The stock issuable under the Plan shall be shares of authorized but unissued Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed Sixty Million (60,000,000), which number of shares may be changed from time to time in accordance with Article 3.4 below."

         RESOLVED FURTHER, that any officer of the Company, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Company, to execute and file with the Securities and Exchange an Information Statement on
Schedule 14C (the "Schedule 14C") informing the stockholders of the Company who are not signatory hereto of the actions taken hereby;

         RESOLVED FURTHER, that, upon effectiveness of the Schedule 14C, any officer of the Company, acting alone, be and hereby is authorized, empowered and directed, for and behalf of the Company, to execute and file with the Secretary of State of the State of Utah the amendment to the Third Restated Articles of Incorporation of the Company, in accordance with applicable law;

         RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Company, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

         RESOLVED FURTHER, that any action or actions heretofore taken by any officer of the Company for and on behalf of the Company in connection with the foregoing resolutions are hereby ratified and approved as the actions of the Company.

         This Joint Written Consent shall be added to the corporate records of the Company and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the Board of Directors and the stockholders of the Company. This Joint Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Joint Written Consent.

DIRECTORS:


/s/ Jay Groen
--------------
Jay Groen


/s/ David Groen
---------------
David Groen


/s/ Dennis P. Gauger
--------------------
Dennis P. Gauger


STOCKHOLDERS:


/s/ David Groen
---------------
David Groen
Shares Voted:  98,452,884


/s/ Jay Groen
-------------
Jay Groen
Shares Voted:  54,620,516


/s/ Dennis P. Gauger
--------------------
Dennis P. Gauger
Shares Voted:  50,000


/s/ Robert H. H. Wilson
-----------------------
Robert H. H. Wilson
Shares Voted:  300,000


Date:  October 8, 2004



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